UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                          December 27, 2008

Pacific State Bancorp
(Exact name of registrant as specified in its charter)

California	0-49892	61-1407606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1899 W. March Lane Stockton, California	95207
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (209) 870-3214

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02Departure of Directors or Principal Officers; Election of Directors;Appointment of Principal Officers.

(b) On December 27, 2008, Steven A. Rosso resigned his position as President, Chief Executive Officer and a member of the Board of Directors of Pacific State Bancorp (the “Company”) and of its wholly-owned subsidiary Pacific State Bank (the “Bank”), effective immediately. The Company announced Mr. Rosso’s resignation and the interim appointment of Rick Simas as President of the Bank in a press release issued on December 30, 2008.

Mr. Simas, a 10-year Bank employee, was Senior Vice President-Senior Credit Administrator for the Bank prior to his new appointment. The Board of Directors has not determined Mr. Rosso’s replacement as Chief Executive Officer of the Company.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific State Bancorp
(Registrant)

Pacific State Bancorp

Date: January 2, 2009	By:	/s/ Justin R. Garner
Name: Justin R. Garner
Title : Vice President Interim Chief Financial Officer

EXHIBIT INDEX

EXHIBIT                            DESCRIPTION

99.1                            Press release dated December 30, 2008, issued by Pacific State Bancorp